SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 1, 2006

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of February 1, 2006 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA2)

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                 333-126732-24               51-0368240
   ------------------------------------------------------------------------
   (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On February 27, 2006, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA2, pursuant to a Series Supplement, dated as of February 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of February 27, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.



Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                              Sequentially
Exhibit                                                       Numbered
Number                                                        Exhibit Page

10.1 Series Supplement, dated as of February 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee.

10.2 Assignment and Assumption Agreement, dated as of February 27, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

10.3 Confirmation, dated as of the February 27, 2006, between U.S. Bank National Association, as trustee on behalf of the RALI Series 2006-QA2 Trust and Wachovia Bank, National Association.

10.4 Confirmation, dated as of the February 27, 2006, between U.S. Bank National Association, as trustee on behalf of the RALI Series 2006-QA2 Trust and Wachovia Bank, National Association.

99.1    Mortgage Loan Schedule

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ACCREDIT LOANS, INC.


                                        By:        /s/ Heather Anderson
                                           ------------------------------------
                                           Name:   Heather Anderson
                                           Title:  Vice President


Dated:  February 27, 2006

EXHIBIT 10.1

Series Supplement, dated as of February 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of February 27, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

EXHIBIT 10.3

Confirmation, dated as of the February 27, 2006, between U.S. Bank National Association, as trustee on behalf of the RALI Series 2006-QA2 Trust and Wachovia Bank, National Association.

EXHIBIT 10.4

Confirmation, dated as of the February 27, 2006, between U.S. Bank National Association, as trustee on behalf of the RALI Series 2006-QA2 Trust and Wachovia Bank, National Association.

EXHIBIT 99.1

Mortgage Loan Schedule